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Exhibit 10.134


                     LETTER OF CREDIT AGREEMENT (CUMBERLAND)


                  This LETTER OF CREDIT AGREEMENT (CUMBERLAND) (this
"Agreement") is dated as of          , 2000, by and between NATIONWIDE HEALTH
PROPERTIES, INC., a Maryland corporation ("Beneficiary"), and those entities listed as LC Party on Schedule 1 hereto which is incorporated herein by this reference (collectively, "LC Party").

                                R E C I T A L S

                  A. The Beneficiary, as landlord, and LC Party, as tenant, have entered into that certain Master Lease and Security Agreement (Cumberland) dated as of July 1, 2000 (the "Lease") whereby Beneficiary has leased to LC Party certain property as more particularly described therein. All initially capitalized terms used herein and not otherwise defined herein shall have the same meanings given such terms in the Lease.

                  B. To secure LC Party's performance under the Lease, Balanced Care Corporation, a Delaware corporation, and those entities listed as Guarantor on Schedule 1 (collectively "Guarantor"), have executed that certain Guaranty of Master Lease and Security Agreement (Cumberland) and Letter of Credit Agreement (Cumberland) (the "Guaranty") of even date herewith guarantying the full performance by LC Party under the Lease and this Agreement.

                  C. LC Party acknowledges and agrees that this Agreement is given as an inducement to Beneficiary to enter into the Lease and that Beneficiary would not enter into the Lease without the execution and delivery by LC Party of this Agreement.

                                A G R E E M E N T

                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                  1. Letter of Credit.

                        (a) Form of Letter of Credit. On or before the date
            required under Section 11 of the Lease, LC Party, at LC Party's expense, shall cause a bank or financial institution approved by Beneficiary in its reasonable


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            discretion subject to the criteria set forth in Section 3(a) (the
            "Issuer") to issue an irrevocable letter of credit in the form of Exhibit A attached hereto, with such modifications as the Issuer may request that are acceptable to Beneficiary in its reasonable discretion (the "Letter of Credit") naming Beneficiary, as beneficiary. The Letter of Credit shall partially secure the performance by LC Party as tenant under the Lease and the performance by Guarantor under the Guaranty. As used herein, "Letters of Credit" and "Letter of Credit" shall include the Letter of Credit and all Supplemental Letters of Credit (as hereinafter defined) and Replacement Letters of Credit (as hereinafter defined).

                        (b) Letter of Credit Amount. The aggregate amount of all
            issued and outstanding Letters of Credit shall, at all times during the term hereof as provided in Section 5, be Eight Hundred Three Thousand Dollars ($803,000), as adjusted from time to time pursuant to Section 11 of the Lease (as so adjusted, the "Letter of Credit Amount"). Each Letter of Credit shall be for a term of not less than twelve (12) months and a Letter of Credit shall be in effect for at least thirty (30) days after the date upon which the Term expires.

                        (c) Replacement Letter of Credit. The term "Reissuance
            Date" shall mean a date thirty (30) days prior to the expiration date of the then issued and outstanding Letter of Credit. On or before each Reissuance Date, LC Party, at LC Party's expense, shall cause the Issuer to issue a replacement of the then issued and outstanding Letter of Credit, which replacement shall be in the form of Exhibit A hereto, with such modifications as the Issuer may request that are acceptable to Beneficiary in its reasonable discretion (the "Replacement Letter of Credit"). The Replacement Letter of Credit shall be effective immediately as of the expiration of the then issued and outstanding Letter of Credit.

                        (d) Supplemental Letter of Credit. If all or any portion
            of any Letter of Credit is drawn against by Beneficiary as a result of Beneficiary's proper exercise of its rights under the Lease, LC Party shall, within two (2) business days after demand by Beneficiary, order Issuer to issue to Beneficiary, at LC Party's expense, a replacement or supplementary Letter of Credit in the form of Exhibit A hereto, with such modifications as the Issuer may request that are acceptable to Beneficiary in its reasonable discretion (a "Supplemental Letter of Credit") such that


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            at all times during the term of this Agreement, Beneficiary shall have the ability to draw on one or more Letters of Credit totaling, in the aggregate, the Letter of Credit Amount. If Issuer does not issue to Beneficiary such Supplemental Letter of Credit within ten
            (10) business days after Beneficiary's demand to LC Party, it shall be a default by LC Party under this Agreement and an Event of Default under the Lease.

                        (e) Replacement of Cash Security Deposit. Beneficiary
            shall return to LC Party any cash security deposit held with respect to the Lease immediately upon receipt of a photocopy of the initial Letter of Credit required to be delivered under Section 11 of the Lease, as signed by the Issuer, together with a signed letter agreement from the Issuer stating that the original of such Letter of Credit will be delivered to Beneficiary by overnight courier upon receipt by LC Party of the cash security deposit.

                  2. Beneficiary's Right to Draw.

                        (a) General. Beneficiary shall be entitled to draw on
            each Letter of Credit one or more times for the purpose of compensating Beneficiary for any amounts due to Beneficiary under the Lease by reason of an Event of Default occurring under the Lease. Any amount drawn by Beneficiary shall not be deemed: (i) to fix or determine the amounts to which Beneficiary is entitled to recover under the Lease, the Guaranty or otherwise; (ii) to waive or cure any default under the Lease or the Guaranty; or (iii) to limit or waive Beneficiary's right to pursue any remedies provided for in the Lease or the Guaranty.

                        (b) Replacement Letters of Credit. Upon the issuance and
            delivery to Beneficiary of a Replacement Letter of Credit, Beneficiary shall have the right to draw solely on such Replacement Letter of Credit and Beneficiary shall have no right to draw against the Letter of Credit which is replaced by such Replacement Letter of Credit. If LC Party fails to cause the issuance of a Replacement Letter of Credit by the Reissuance Date, then Beneficiary shall, in addition to all other rights and remedies available at law or equity, have the right to draw the full amount of the then issued and outstanding Letters of Credit.

                        (c) Supplemental Letters of Credit. If LC Party fails to
            cause the issuance of any Supplemental Letter of


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            Credit as required pursuant to Section 1(d) hereof, then Beneficiary shall, in addition to all other rights and remedies available at law or equity, have the right to draw the full amount of the then issued and outstanding Letters of Credit.

                  3. Replacement of Issuer.

                        (a) Supplemental and Replacement Letters of Credit. All
            Letters of Credit, including Supplemental Letters of Credit and Replacement Letters of Credit, shall be issued by a financial institution acceptable to Beneficiary in the exercise of its reasonable discretion, provided, however, Beneficiary shall have no obligation to approve any financial institution which does not either (i) have capital and surplus, as determined in accordance with rules promulgated by the appropriate government agency regulating such Issuer, in excess of One Billion Dollars ($1,000,000,000) or (ii) have a rating by Standard & Poors of A-1, or by Moody's of P-1 (the standards set forth in the foregoing clauses (i) and (ii) referred to individually as a "Credit Standard" and collectively as the "Credit Standards"). Any such replacement financial institution shall be deemed to be the "Issuer" hereunder.

                        (b) Creditworthiness of Issuer. In the event the Issuer
            at any time does not meet at least one of the Credit Standards or if Issuer shall admit in writing its inability to pay its debts generally as they become due, shall file a petition in bankruptcy or a petition to take advantage of any insolvency statute, shall consent to the appointment of a receiver or conservator of itself or the whole or any substantial part of its property, shall file a petition or answer seeking reorganization or arrangement under the Federal Bankruptcy Laws, shall have a receiver or conservator appointed for it, or if, in Beneficiary's reasonable determination, Issuer is not sufficiently creditworthy or shall become subject to operational supervision by any federal or state regulatory authority, then within thirty (30) days after a written demand by Beneficiary, LC Party shall obtain a Replacement Letter of Credit from another financial institution meeting the criteria set forth in
            Section 3(a) hereof, whereupon such replacement financial institution shall be deemed to be the "Issuer" under this Agreement.


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                  4. Successors and Assigns.

                        (a) The rights of Beneficiary under this Agreement and
            any outstanding Letter of Credit shall be transferrable and assignable to any assignee of, or successor in interest to, Beneficiary's rights under the Lease (including any assignment for security purposes of Beneficiary's rights under the Lease, this Agreement or any Letter of Credit) and the term "Beneficiary" as used herein shall refer to each entity comprising Landlord and to each successor and assign of all or any portion of its interest under the Lease. LC Party and Issuer shall accept and agree to tender performance of their obligations hereunder and under any Letter of Credit to any such successor or assign of which LC Party and Issuer have been given written notice of by Beneficiary.

                        (b) LC Party shall not have the right to assign its
            rights or duties under this Agreement without the prior written consent of Beneficiary, which consent may be granted or withheld in Beneficiary's sole discretion.

                  5. Termination of Obligation to Provide Letters of Credit.

                  The obligation of LC Party to cause the issuance of any Letters of Credit shall terminate on the date which is thirty (30) days after the date upon which the Lease Term expires, other than an expiration or termination of the Lease Term pursuant to an Event of Default.

                  6. Attorneys' Fees.

                  If any party brings any action to interpret or enforce this Agreement, or for damages for any alleged breach thereof, the prevailing party in any such action shall be entitled to reasonable attorneys' fees and costs as awarded by the court in addition to all other recovery, damages and costs.

                  7. Miscellaneous.

                  All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. The headings in this Agreement are for the convenience of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement and all rights and duties of LC Party and Beneficiary, arising from or relating in any way to the subject matter of this Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California, without


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regard to the conflict of law rules of such State, except to the extent provided expressly to the contrary in the Lease. This Agreement may be executed in separate counterparts, each of which shall be considered as original when such party has executed and delivered to the other one or more copies of this Agreement. The Recitals set forth above are hereby incorporated by reference and made a part hereof. LC Party represents and warrants that the Recitals are true and correct in all material respects.

                  8. Notices.

                  All notices, requests and demands to be made hereunder to the parties hereto shall be made in writing to the addresses set forth below and shall be given by any of the following means: (a) personal service; (b) electronic communication, whether by telex, telegram or telecopying; (c) certified or registered mail, postage prepaid, return receipt requested; or (d) nationally recognized courier or delivery service. Such addresses may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to either subsection (a), (b) or (d) hereof shall be deemed received upon the actual delivery thereof, and, if sent pursuant to subsection (c) shall be deemed received five (5) days following deposit in the mail. Refusal to accept delivery of any notice, request or demand shall be deemed to be delivery thereof. If LC Party is not an individual, notice may be made on any officer, general partner or principal thereof. Notice to any one co-LC Party shall be deemed notice to all co-LC Parties. In the event Beneficiary notifies LC Party of the name and address of Beneficiary's lender, LC Party shall cause a copy of all notices delivered to Beneficiary by LC Party to be concurrently therewith delivered to such lender.

If to Beneficiary:     c/o Nationwide Health Properties, Inc.
                       610 Newport Center Drive, Suite 1150
                       Newport Beach, California  92660
                       Attention: Gary E. Stark, General Counsel
                       Facsimile No.: (949) 759-6876

with a copy to:        O'Melveny & Myers LLP
                       610 Newport Center Drive, Suite 1700
                       Newport Beach, California 92660
                       Attention: Steven L. Edwards, Esq.
                       Facsimile No.: (949) 823-6994


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If to LC Party:        c/o Balanced Care Corporation
                       1215 Manor Drive
                       Mechanicsburg, Pennsylvania 17055
                       Attention: Robin Barber, General Counsel
                       Facsimile No.: (717) 796-6294

with a copy to:        Kirkpatrick & Lockhart, LLP
                       Henry W. Oliver Building
                       535 Smithfield Street
                       Pittsburgh, Pennsylvania 15222
                       Attention:  Steven Adelkoff, Esq.
                       Facsimile No.:  (412) 355-6501


                  9. Joint and Several Obligations. The liability and obligations of each entity comprising LC Party hereunder shall be joint and several.

                        [Signatures begin on next page.]



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                 EXECUTED as of the date first set forth above.

                                   "LC PARTY"

                                       C&G HEALTHCARE AT HAGERSTOWN,
                                       L.L.C., a Delaware limited
                                       liability company


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and Secretary

                                       C&G HEALTHCARE AT JOHNSON CITY,
                                       L.L.C., a Delaware limited
                                       liability company


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and Secretary

                                       ELDER CARE OPERATORS OF BRISTOL,
                                       LLC, a Delaware limited liability
                                       company


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and Secretary

                                       ELDER CARE OPERATORS OF
                                       MURFREESBORO, LLC, a Delaware
                                       limited liability company


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and Secretary



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


                                       C & G HEALTHCARE AT TEAY'S VALLEY,
                                       L.L.C., a Delaware
                                       limited liability company


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and Secretary



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ACCEPTED AND AGREED TO:                "GUARANTOR"

                                       BALANCED CARE CORPORATION,
                                       a Delaware corporation


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Senior Vice
                                                President, Legal Counsel
                                                and Assistant Secretary

                                       BALANCED CARE AT HAGERSTOWN, INC.,
                                       a Delaware corporation


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and
                                                Secretary

                                       BALANCED CARE AT JOHNSON CITY,
                                       INC., a Delaware corporation


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and
                                                Secretary

                                       BALANCED CARE AT BRISTOL, INC.,
                                       a Delaware corporation


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and
                                                Secretary

                                       BALANCED CARE AT MURFREESBORO,
                                       INC., a Delaware corporation


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and
                                                Secretary



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

                                       BALANCED CARE AT TEAY'S VALLEY, INC.,
                                       a Delaware corporation


                                       By:/s/Robin L. Barber
                                       Name:    Robin L. Barber
                                       Title:   Vice President and
                                                Secretary



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                           SCHEDULE 1 TO LC AGREEMENT

                         LC Party and Guarantor Entities

LC Party:

1. C&G Healthcare at Hagerstown, L.L.C., a Delaware limited liability company

2. Elder Care Operators of Bristol, LLC, a Delaware limited liability company

3. C&G Healthcare at Johnson City, L.L.C., a Delaware limited liability company

4. Elder Care Operators of Murfreesboro, LLC, a Delaware limited liability company

5. C&G Healthcare at Teay's Valley, L.L.C., a Delaware limited liability company

Guarantor:

1.       Balanced Care Corporation, a Delaware corporation

2.       Balanced Care at Hagerstown, Inc., a Delaware corporation

3.       Balanced Care at Bristol, Inc., a Delaware corporation

4.       Balanced Care at Johnson City, Inc., a Delaware corporation

5.       Balanced Care at Murfreesboro, Inc., a Delaware corporation

6.       Balanced Care at Teay's Valley, Inc., a Delaware corporation


                                  Schedule 1-1
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                            EXHIBIT A TO LC AGREEMENT

                                   [NAME] BANK


IRREVOCABLE LETTER OF CREDIT NO.

DATE:

EXPIRATION DATE:


c/o Nationwide Health Properties, Inc.
610 Newport Center Drive, Suite 1150
Newport Beach, CA  92660



Ladies and Gentlemen:

                  We hereby establish our Irrevocable Letter of Credit in your
favor for the account of              ("Customer") available by your draft(s) on
us payable at sight in an amount not to exceed a total of     Dollars ($       )
when accompanied by the following documents:

                  1. A certificate which on its face appears to have been executed by an officer of Nationwide Health Properties, Inc., a Maryland corporation ("Beneficiary"), stating the amount which Beneficiary is drawing and that one or more of the following events has occurred: (i) an Event of Default has occurred under the Master Lease and Security Agreement (Cumberland) dated as of July 1, 2000 (the "Lease") between Beneficiary as landlord, and certain Affiliates (as defined in the Lease) of BCC (as defined below), collectively as tenant; (ii) a default under that certain Guaranty of Master Lease and Security Agreement (Cumberland) and Letter of Credit Agreement (Cumberland) dated July 1, 2000, executed by Balanced Care Corporation, a Delaware corporation ("BCC") and certain Affiliates thereof as identified therein, as guarantors for the benefit of Beneficiary; or (iii) a default has occurred under that certain Letter of Credit Agreement (Cumberland) dated July 1, 2000 by and between Customer and Beneficiary.

                  2. The original Letter of Credit must accompany all drafts unless a partial draw is presented, in which case the original must accompany final draft.


                                  EXHIBIT A-1

                  This Letter of Credit will be duly honored by us at sight upon delivery of the statement set forth above without inquiry as to the accuracy of such statement and regardless of whether Customer disputes the content of such statement.

                  This Letter of Credit may be transferred or assigned by Beneficiary to any successor or assign of Beneficiary's interests under the Lease or to any lender obtaining a lien or security interest in the property covered by the Lease. Each draft hereunder by any assignee or successor shall be accompanied by a copy of the fully executed documents or judicial orders evidencing such encumbrance, assignment or transfer.

                  Any draft drawn hereunder shall be in the form attached hereto as Schedule 1. Partial drawings are permitted with the amount of the Letter of Credit being reduced, without amendment, by the amount(s) drawn hereunder.

                  This Letter of Credit shall expire at 2:00 p.m., on the expiration date set forth above.

                  Except so far as otherwise expressly stated, this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1/1/94 Revision), International Chamber of Commerce Publication No. 500." We hereby agree with you and all persons negotiating such drafts that all drafts drawn and negotiated in compliance with the terms of this Letter of Credit will be duly honored upon presentment and delivery of the documents specified above by
         certified or registered mail to      , if negotiated on or before the
         expiration date shown above.

                                                     Very truly yours,




                                                     Authorized Signature



                                  EXHIBIT A-2
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                         SCHEDULE 1 TO LETTER OF CREDIT

                                   SIGHT DRAFT



TO:


         Attention:


PAY TO THE ORDER OF:

         Nationwide Health Properties, Inc.,
         a Maryland corporation,
         c/o Wells Fargo Bank
         420 Montgomery Street
         San Francisco, California
         ABA No. 121000248
         for the benefit of Nationwide Health Properties, Inc.
         Account No. 4692089329


THE SUM OF:

                               Dollars ($              )


DRAWN ON:

         Irrevocable Letter of Credit No.
         dated                   , 20    issued by
                                   Bank


                                   NATIONWIDE HEALTH PROPERTIES, INC.,
                                   a Maryland corporation



                                   By:
                                   Name:
                                   Title:


                                  SCHEDULE 1-1